UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-22626

Salient Midstream & MLP Fund

(Exact name of registrant as specified in charter)

4265 SAN FELIPE, SUITE 800, HOUSTON, TX 77027

(Address of principal executive offices) (Zip code)

With a copy to:
Gregory A. Reid	George J. Zornada
Salient Midstream & MLP Fund	K & L Gates LLP
4265 San Felipe, Suite 800	State Street Financial Center
Houston, TX 77027	One Lincoln St.
(Name and address of agent for service)	Boston, MA 02111-2950
(617) 261-3231

Registrant’s telephone number, including area code: 713-993-4675

Date of fiscal year end: 11/30/12

Date of reporting period: 08/31/12

Item 1.	Schedule of Investments.

Salient Midstream & MLP Fund

Consolidated Schedule of Investments

August 31, 2012

(Unaudited)

	Shares/Units	Fair Value
Master Limited Partnerships and Related Companies—123.4%
Coal—2.4%
United States—2.4%
Alliance Holdings GP, L.P. (2) (5)	91,121	$4,410,256

		4,410,256

Crude/Refined Products Pipelines—37.8%
United States—37.8%
Enbridge Energy Management, LLC (1) (5)	355,859	11,077,878
Kinder Morgan, Inc.(5)	438,078	15,670,050
Kinder Morgan Management, LLC (1) (5)	252,019	18,679,663
Magellan Midstream Partners, L.P. (2) (5)	57,000	4,729,290
Plains All American Pipeline, L.P. (2) (5)	185,000	16,008,050
Rose Rock Midstream, L.P. (5)	173,601	4,966,724

		71,131,655

Diversified Pipelines—2.8%
Canada—2.8%
TransCanada Corp. (5)	119,000	5,363,330

		5,363,330

Natural Gas Gathering/Processing—23.4%
United States—23.4%
Crosstex Energy, Inc. (5)	699,437	8,673,019
Crosstex Energy, L.P. (5)	390,451	5,809,911
DCP Midstream Partners, L.P. (3)	154,712	6,454,584
MarkWest Energy Partners, L.P. (5)	98,000	5,203,800
Off-Gas Partners QP, L.P. (2) (4)		700,000
PVR Partners, L.P. (5)	95,074	2,316,003
Targa Resources Corp. (5)	179,000	8,103,330
Targa Resources Partners, L.P. (5)	162,408	6,580,772

		43,841,419

Natural Gas/Natural Gas Liquids Pipelines—34.4%
United States—34.4%
Boardwalk Pipeline Partners, L.P. (2) (5)	100,000	2,703,000
Energy Transfer Equity, L.P. (2) (5)	247,000	10,855,650
Enterprise Products Partners, L.P. (2) (5)	420,822	22,471,895
EQT Midstream Partners, L.P. (5)	77,734	2,134,576
Regency Energy Partners, L.P. (2) (5)	301,700	6,981,338
Spectra Energy Corp. (5)	216,000	6,104,160
Williams Companies, Inc. (5)	409,000	13,198,430

		64,449,049

Power/Utility—4.0%
United States—4.0%
CenterPoint Energy, Inc. (5)	366,000	7,462,740

		7,462,740

Shipping—17.4%
Bermuda—2.6%
Golar LNG Partners, L.P. (5)	156,500	4,979,047
Republic of the Marshall Islands —11.7%
Navios Maritime Partners, L.P. (5)	334,923	4,846,336
Teekay LNG Partners, L.P. (5)	126,900	5,040,468
Teekay Offshore Partners, L.P. (3)	435,002	12,088,707
United States —3.1%
Capital Product Partners, L.P. (3) (4)	622,222	5,726,558

		32,681,116

Specialty—1.2%
United States—1.2%
Hi-Crush Partners, L.P.	112,680	2,192,753

		2,192,753

Total Master Limited Partnerships and Related Companies
(Cost $217,532,029)		$231,532,318

See accompanying notes to Consolidated Schedule of Investments.

Salient Midstream & MLP Fund

Consolidated Schedule of Investments, continued

August 31, 2012

(Unaudited)

Money Market Fund—1.7%
United States—1.7%
JPMorgan U.S. Government Money Market Fund (2)	$3,147,783	$3,147,783

Total Money Market Fund
(Cost $3,147,783)		$3,147,783

Total Investments—125.1% (Cost $220,679,812)		234,680,101
Credit Facility—(32.5)%		(61,000,000)
Other Assets and Liabilities—7.4%		13,854,940

Total Net Assets Applicable to Common Shareholders—100.0%		$187,535,041

All percentages disclosed are calculated by dividing the indicated amounts by net assets applicable to common shareholders.

(1)	Distributions are paid-in-kind.
(2)	All or a portion of these securities are held by Salient Midstream & MLP Fund, Inc. (the “Subsidiary”).
(3)	Security is exempt from registration under the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(4)	These securities were valued in good faith using fair value procedures approved by the Board of Trustees and represent 3.4% of net assets applicable to common shareholders.
(5)

All or a portion of these securities are held as collateral for the line of credit agreement or for written call options. As of August 31, 2012 the total fair value of securities held as collateral for the line of credit agreement and written call options is $159,487,408 and $33,936,843, respectively.

See accompanying notes to Consolidated Schedule of Investments.

Salient Midstream & MLP Fund

Consolidated Schedule of Investments, continued

August 31, 2012

(Unaudited)

Written Call Options:

Description	Expiration Date	Strike Price	Number of Contracts	Fair Value
Kinder Morgan, Inc.	September 2012	$37.50	1,700	$(11,900)
Navios Maritime Partners, L.P.	September 2012	15.00	2,000	(30,000)
PVR Partners, L.P.	September 2012	25.00	950	(23,750)
Targa Resources Corp.	September 2012	45.00	780	(89,700)
Targa Resources Corp.	September 2012	46.00	1,000	(45,000)
Targa Resources Partners, L.P.	September 2012	41.00	1,620	(81,000)
Teekay LNG Partners, L.P.	September 2012	40.00	1,269	(63,450)
Williams Companies, Inc.	September 2012	33.00	925	(45,325)

Total Written Call Options (Premiums received $563,621)			10,244	$(390,125)

Futures Contracts Sold:

Description	Expiration Date	Number of Contracts	Notional Amount at Value	Unrealized Appreciation (Depreciation)
WTI Crude (1)	October 2012	52	$(5,016,440)	$(131,218)
E-Mini S&P 500	September 2012	433	(30,420,415)	(829,551)
30-Year U.S. Treasury Bond	September 2012	70	(10,535,000)	9,595

			$(45,971,855)	$(951,174)

Credit Default Swap Agreements - Buy Protection:(2)

Underlying Instrument	Fixed Deal Pay Rate	Maturity Date	Implied Credit Spread at August 31, 2012(3)	Notional Amount(4)	Value	Upfront Premiums Paid (Received)	Unrealized Gain (Loss)
CDX North America High Yield Index Swap Agreement with Morgan Stanley Capital Services, LLC; Series 18	5.00%	6/20/17	5.46%	$28,888,200	$238,970	$1,024,628	$(785,658)

					$238,970	$1,024,628	$(785,658)

Total Return Short Swap Agreements:

Underlying Instrument	Counterparty	Maturity Date	Notional Amount at Value	Unrealized Gain (Loss)
Breitburn Energy Partners, L.P. (1)	Morgan Stanley	8/7/14	$(3,165,448)	$(148,381)
Salient MLX2 Basket (1)	Morgan Stanley	8/5/14	(29,453,122)	248,198

			$(32,618,570)	$99,817

(1)	These securities are held by the Subsidiary.
(2)

When a credit event occurs as defined under the terms of the swap agreement, the Fund as a buyer of credit protection will either (i) receive from the seller of protection an amount equal to the par value of the defaulted reference entity and deliver the reference entity to the seller or (ii) receive a net amount equal to the par value of the defaulted reference entity less its recovery value.

(3)

Implied credit spread, represented in absolute terms, utilized in determining the market value of the credit default swap agreement as of period end serves as an indicator of the current status of the payment/performance risk and represents the likelihood or risk of default for the credit derivative. The implied credit spread of a referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Generally, wider credit spreads represent a perceived deterioration of the reference entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the swap agreement.

(4)

The notional amount represents the maximum potential gross amount the Fund may receive as a buyer of credit protection if a credit event occurs, as defined under the terms of the swap agreement, for each security included in the CDX North America High Yield Index.

See accompanying notes to Consolidated Schedule of Investments.

Salient Midstream & MLP Fund

Notes to Consolidated Schedule of Investments, continued

August 31, 2012

(Unaudited)

(1) ORGANIZATION

Salient Midstream & MLP Fund (the “Fund”), a Delaware statutory trust registered under the Investment Company Act of 1940, as amended, commenced operations on May 24, 2012 as a non-diversified, closed-end management investment company. The Fund is authorized to issue an unlimited number of common shares of beneficial interest (“Common Shares”), which may be issued in more than one class or series. As of August 31, 2012, 9,470,532 Common Shares have been issued. The Fund’s Common Shares are listed on the New York Stock Exchange under the symbol “SMM”.

The Fund’s objective is to provide a high level of total return with an emphasis on making quarterly cash distributions to its common shareholders. The Fund seeks to achieve its investment objective by investing at least 80% of it’s total assets in securities of midstream companies and master limited partnerships (“MLPs”).

The board of trustees (each member thereof a “Trustee” and, collectively the “Board”) is authorized to engage an investment adviser, and pursuant to an investment management agreement (the “Investment Management Agreement”), it has selected Salient Capital Advisors, LLC (the “Adviser”) to manage the Fund’s portfolio and operations. The Adviser is a Texas limited liability company that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Under the Investment Management Agreement, the Adviser is responsible for the establishment of an investment committee (the “Investment Committee”), which is responsible for developing, implementing, and supervising the Fund’s investment program subject to the ultimate supervision of the Board.

The Fund may invest up to 25% of its total assets in the Salient Midstream & MLP Fund, Inc., a wholly owned subsidiary (the “Subsidiary”). The Subsidiary, which is organized under the laws of the state of Delaware, is controlled by the Fund, and is therefore consolidated in the Fund’s Consolidated Schedule of Investments. The Fund invests in the Subsidiary in order to gain additional exposure to the investment returns of the MLP markets, within the limitations of the federal tax law requirements applicable to regulated investment companies. Where the context requires, the “Fund” includes both the Fund and the Subsidiary.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND PRACTICES

(a) BASIS OF ACCOUNTING

The accounting and reporting policies of the Fund conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The Consolidated Schedule of Investments includes the investments of the Fund and the Subsidiary on a consolidated basis. All intercompany accounts and transactions have been eliminated in consolidation.

(b) CASH EQUIVALENTS

The Fund considers all unpledged temporary cash investments with a maturity date at the time of purchase of three months or less to be cash equivalents.

(c) PORTFOLIO SECURITIES TRANSACTIONS

Security transactions are accounted for on a trade date basis.

Salient Midstream & MLP Fund

Notes to Consolidated Schedule of Investments, continued

August 31, 2012

(Unaudited)

(d) INVESTMENT VALUATION

The valuation of the Fund’s investments is determined each day based on the most recent close of regular session trading on the New York Stock Exchange and reported by Citi Fund Services Ohio, Inc., the Fund’s independent administrator (“Administrator”).

The Board has formed a valuation committee (the “Board Valuation Committee”) that is responsible for overseeing the Fund’s valuation policies, making recommendations to the Board on valuation-related matters, and overseeing implementation by the Adviser of the Fund’s valuation policies.

The Board has authorized the Adviser, to establish a valuation committee of the Adviser (“Adviser Valuation Committee”). The function of the Adviser Valuation Committee, subject to oversight of the Board Valuation Committee and the Board, is generally to review the Fund’s valuation methodologies, valuation determinations, and any information provided to the Adviser Valuation Committee by the Adviser or the Fund’s Administrator.

To the extent that the price of a security cannot be determined applying the methods described below, the Adviser Valuation Committee in conjunction with the Administrator will determine the price of the security pursuant to the fair value procedures approved by the Board.

Investments currently held by the Fund are valued as follows:

•

SECURITIES LISTED ON A SECURITIES EXCHANGE OR OVER-THE-COUNTER EXCHANGES—In general, the Fund values those securities at their last sale price on the exchange or over-the-counter market on the valuation date. If the security is listed on more than one exchange, the Fund uses the price from the exchange that it considers to be the principal exchange on which the security is traded. If there have been no sales for that day on the exchange where the security is principally traded, then the price of the security will be the mean of the closing “bid” “ask” prices on the valuation day on the relevant exchange. Securities listed on the NASDAQ will be valued at the NASDAQ Official Closing Price on the valuation date, which may not necessarily represent the last sale price.

Publicly-traded equity securities acquired in a direct placement transaction may be subject to restrictions on resale that can affect the security’s liquidity and fair value. Such securities that are convertible or otherwise will become freely tradable will be valued based on the market value of the freely tradable security less an applicable restriction discount. Generally, the discount will initially be equal to the discount at which the Fund purchased the securities and thereafter will be periodically reassessed and likely reduced over the anticipated restricted period. Equity securities are typically categorized as Level 1 or 2 in the fair value hierarchy based on the level of inputs utilized in determining the value of such investments. Fixed-income securities maturing within a relatively short time frame may be valued at amortized cost, which approximates market value and are typically categorized as Level 2 in the fair value hierarchy.

Salient Midstream & MLP Fund

Notes to Consolidated Schedule of Investments, continued

August 31, 2012

(Unaudited)

•

DERIVATIVES—Derivatives are generally valued using independent pricing services and/or agreements with counterparties or other procedures approved by the Board. Exchange traded futures contracts are valued using quoted final settlement prices from the national exchange on which they are principally traded and are typically categorized as Level 1 in the fair value hierarchy. Options that are listed on a securities exchange are generally valued at the closing “bid” and “ask” prices for options held long and short, respectively on the date of valuation and are typically categorized as Level 1 in the fair value hierarchy. If no such bid or ask price is reported by such exchange on the valuation date, the Adviser will determine the fair value in good faith using information that is available at such time. Non exchange-traded derivatives, such as swap agreements, are valued based on procedures approved by the Fund’s Board and are typically categorized as Level 2 in the fair value hierarchy. Credit default swaps are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include among other considerations, end of day net present values, spreads, ratings, industry, and company performance. Total return swaps are fair valued based on the value of the underlying security, accrued interest and the terms of the specific agreement.

(e) FOREIGN CURRENCY

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollar amounts at current exchange rates on the date of valuation. Purchases and sales of investments denominated in foreign currencies are translated into U.S. dollar amounts at the exchange rate on the respective dates of such transactions.

(f) MASTER LIMITED PARTNERSHIPS

Entities commonly referred to as MLPs are generally organized under state law as limited partnerships or limited liability companies. The Fund and Subsidiary invest in MLPs receiving partnership taxation treatment under the Internal Revenue Code of 1986, as amended (the “Code”), and whose interest or “units” are traded on securities exchanges like shares of corporate stock. To be treated as a partnership for U.S. federal income tax purposes, an MLP whose units are traded on a securities exchange must receive at least 90% of its income from qualifying sources such as interest, dividends, real property rents, gains on dispositions of real property, income and gains from mineral or natural resources activities, income and gains from the transportation or storage of certain fuels, and, in certain circumstances, income and gains from commodities or futures, forwards and options on commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the partnership or limited liability company. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and

Salient Midstream & MLP Fund

Notes to Consolidated Schedule of Investments, continued

August 31, 2012

(Unaudited)

management of the entity and receive cash distributions. The Fund’s investments in MLPs consist only of limited partner or member interests ownership. The MLPs themselves generally do not pay U.S. federal income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). Currently, most MLPs operate in the energy and/or natural resources sector.

(g) RESTRICTED SECURITIES

The Fund may invest up to 30% of its total assets in unregistered or otherwise restricted securities of which up to 10% can be in securities of privately held companies. Restricted securities are subject to statutory or contractual restrictions on their public resale, which may make it more difficult to obtain a value and may limit the Fund’s ability to dispose of them. Investments in private placement securities and other securities for which market quotations are not readily available will be valued in good faith by using fair value procedures approved by the Fund’s Board. Such fair value procedures may consider among other factors discounts to publicly traded issues, time until conversion date, securities with similar yields, quality, type of issue, coupon, duration and rating, and an analysis of the issuer’s financial statements and reports. If events occur that affect the value of the Fund’s securities before the net asset value has been calculated, the securities so affected will generally be priced using fair value procedures.

(h) USE OF ESTIMATES

The preparation of the Consolidated Schedule of Investments in accordance with U.S. GAAP requires management to make estimates and assumptions relating to the reported amounts of assets and liabilities in the Consolidated Schedule of Investments. Actual results could differ from those estimates and such differences may be significant.

(i) DERIVATIVE INSTRUMENTS

All open derivative positions at quarter end are reflected in the Fund’s Consolidated Schedule of Investments. The following is a description of the derivative instruments that the Fund utilizes as part of its investment strategy, including the primary underlying risk exposures related to each instrument type.

OPTIONS—The Fund writes equity call options with the purpose of generating realized gains from premiums as a means to enhance distributions to the Fund’s common shareholders. Options are secured by investments, as detailed in the Fund’s Consolidated Schedule of Investments. A call option on an equity is a contract that gives the holder of such call option the right to buy the equity underlying the call option from the writer of such call option at a specified price at any time during the term of the option. At the time the call option is sold, the writer of a call option receives a premium from the buyer of such call option. If the Fund writes a call option, it will have the obligation upon exercise of such call option to deliver the underlying equity upon payment of the exercise price. As the writer of a covered call option, during the option’s life, the Fund gives up the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but the Fund retains the risk of loss should the price of the underlying security decline.

Salient Midstream & MLP Fund

Notes to Consolidated Schedule of Investments, continued

August 31, 2012

(Unaudited)

The Fund had the following transactions in written call options during the period ended August 31, 2012:

	Number of Contracts	Premiums Received
Options outstanding at May 31, 2012	—	$—
Options written	15,954	806,970
Options exercised	(1)	(33)
Options expired	(1,705)	(96,534)
Options closed	(4,004)	(146,782)

Options outstanding at August 31, 2012	10,244	$563,621

FUTURES CONTRACTS—The Fund invests in futures contracts as a part of its hedging strategy to manage exposure to interest rate, equity and market price movements, and commodity prices.. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). A portion of the initial margin is restricted as to its use. Subsequent payments, known as “variation margin,” are made or received by the Fund, depending on the fluctuations in the value of the underlying security. The underlying securities are not physically delivered. The Fund recognizes a gain or loss equal to the variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions involves, to varying degrees, elements of market risk (generally equity price risk related to stock index or equity futures contracts and interest rate risk related to bond futures contracts) and exposure to loss. The face or contract amounts reflect the extent of the total exposure the Fund has in the particular classes of instruments. Among other risks, the use of futures contracts may cause the Fund to have imperfect correlation due to differences between movements in the price of the futures contracts and the market value of the underlying securities. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

SWAP AGREEMENTS—The Fund invests in swap agreements as a part of its hedging strategy to manage credit and market risks. As of period end, the Fund is invested in credit default and total return swap agreements.

A credit default swap (“CDS”) agreement gives one party (the buyer) the right to recoup the economic value of a decline in the value of debt securities of the reference issuer if a credit event (a downgrade, bankruptcy or default) occurs. This value is obtained by delivering a debt security of the reference issuer to the party in return for a previously agreed upon payment from the other party (frequently, the par value of the debt security) or receive a net amount equal to the par value of the defaulted reference entity less its recovery value. The Fund is usually a net buyer of CDSs.

The Fund as a buyer of a CDS would have the right to deliver a referenced debt obligation and receive the par (or other agreed-upon) value of such debt obligation from the counterparty in the event of a default or other credit event by the reference issuer with respect to its debt obligations. In return, the Fund would pay the counterparty a periodic stream of payments over the term of the agreement provided that no event of default or other credit event has occurred. If no default or other credit event occurs, the counterparty would keep the stream of payments and would have no further obligations to the Fund.

Salient Midstream & MLP Fund

Notes to Consolidated Schedule of Investments, continued

August 31, 2012

(Unaudited)

A total return swap (“TRS”) agreement is a bilateral financial contract agreement where one party (the payer) agrees to pay the other (the receiver) the total return on a specified asset or index in exchange for a fixed or floating rate of return. A TRS allows the receiver or payer to derive the economic benefit of owning or having short exposure to an asset without owning or shorting the underlying asset directly. The receiver is entitled to the amount, if any, by which the notional amount of the total return swap agreement would have increased in value had it been invested in the particular instruments, plus an amount equal to any dividends or interest that would have been received on those instruments. In return, the payer is entitled to an amount equal to a fixed or floating rate of interest (e.g., a LIBOR based rate) on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such instruments, less any dividends or interest. The amounts to which each party is entitled are normally netted against each other at periodic settlement dates, resulting in a single amount that is either due to or from each party. Collateral, in the form of cash, is held in a broker segregated account for TRSs.

In addition to being exposed to the credit risk of the underlying reference entity, CDSs and TRSs are subject to counterparty risk, market risk and interest rate risk. CDSs and TRSs utilized by the Fund may not perform as expected or in a manner similar to the high yield bond markets. Risks may arise as a result of the failure of the counterparty (Protection Seller) to perform under the agreement. The loss incurred by the failure of a counterparty is generally limited to the market value and premium amounts recorded. The Fund considers the creditworthiness of each counterparty to a swap agreement in evaluating potential credit risk. Additionally, risks may arise from the unanticipated movements in interest rates or in the value of the underlying reference securities. The Fund may use various techniques to minimize credit risk including early termination or periodic reset and payment.

The swaps market is a relatively new market and is largely unregulated. Most swap agreements are currently exempt from most provisions of the Commodity Exchange Act, as amended (the “CEA”) and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the Commodity Futures Trading Commission (“CFTC”). It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. On February 9, 2012, the CFTC adopted amendments to its rules that, once effective, may require the Adviser to register as a “commodity pool operator,” and the Fund and the Adviser would be subject to regulation under the CEA. This recent rulemaking by the CFTC may affect the ability of the Fund to use swaps. The current potential impact of the new CFTC rules on the Fund is uncertain.

The following is a summary of the fair value of derivative instruments held directly by the Fund as of August 31, 2012. These derivatives are presented in the Consolidated Schedule of Investments.

	Assets		Liabilities
	Unrealized Gain on Swap Agreements	Unrealized Appreciation on Futures Contracts	Unrealized Loss on Swap Agreements	Written Call Options at Fair Value	Unrealized Depreciation on Futures Contracts
Equity Risk Exposure:
Total Return Swap Agreements	$248,198	$—	$148,381	$—	$—
Futures Contracts	—	—	—	—	829,551
Written Call Options	—	—	—	390,125	—

Commodity Risk Exposure:
Futures Contracts	—	—	—	—	131,218

Interest Rate Risk Exposure:
Futures Contracts	—	9,595	—	—	—

Credit Risk Exposure:
Credit Default Swap Agreements	—	—	785,658	—	—

Salient Midstream & MLP Fund

Notes to Consolidated Schedule of Investments, continued

August 31, 2012

(Unaudited)

(j) RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”) requiring disclosures of both gross and net information related to offsetting and related arrangements enabling users of the financial statements to understand the effect of those arrangements on the entity’s financial position. The objective of this disclosure is to facilitate comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of International Financial Reporting Standards. ASU 2011-11 is effective for interim and annual periods beginning on or after January 1, 2013. Adoption of ASU 2011-11 will have no effect on the Fund’s net assets. At this time, management is evaluating any impact ASU 2011-11 may have on the Fund’s financial statement disclosures.

(3) FAIR VALUE MEASUREMENTS

The Fund defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions.

The inputs used to determine the fair value of the Fund’s investments are summarized in the three broad levels listed below:

• Level 1 —	unadjusted quoted prices in active markets for identical securities

• Level 2 —	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)

• Level 3—	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

The following is a summary categorization as of August 31, 2012, based upon the three levels defined above. The breakdown by category of equity securities is disclosed in the Consolidated Schedule of Investments.

	LEVEL 1		LEVEL 2		LEVEL 3		Total
	Investment Securities	Other Financial Instruments^	Investment Securities	Other Financial Instruments^	Investment Securities	Other Financial Instruments^	Investment Securities	Other Financial Instruments^
Investments
Master Limited Partnerships and Related Companies
Natural Gas Gathering/Processing	$36,686,835	$—	$6,454,584	$—	$700,000	$—	$43,841,419	$—
Shipping	14,865,851	—	12,088,707	—	5,726,558	—	32,681,116	—
Other Master Limited Partnerships and Related Companies	155,009,783	—	—	—	—	—	155,009,783	—
Money Market Fund	—	—	3,147,783	—	—	—	3,147,783	—
Written Call Options	—	(390,125)	—	—	—	—	—	(390,125)
Futures Contracts	—	(951,174)	—	—	—	—	—	(951,174)
Credit Default Swap Agreements	—	—	—	(785,658)	—	—	—	(785,658)
Total Return Swap Agreements	—	—	—	99,817	—	—	—	99,817

Total	$218,651,176	$(1,341,299)	$9,602,367	$(685,841)	$6,426,558	$—	$234,680,101	$(2,027,140)

^

Other financial instruments include any derivative instruments not reflected in the Consolidated Schedule of Investments as Investment Securities, such as futures contracts and swap agreements. These investments are generally presented in the Consolidated Schedule of Investments at the unrealized gain or loss on the investment.

Salient Midstream & MLP Fund

Notes to Consolidated Schedule of Investments, continued

August 31, 2012

(Unaudited)

The Fund establishes valuation processes and procedures to ensure that the valuation techniques for investments that are categorized within Level 3 of the fair value hierarchy are fair, consistent, and verifiable. The Adviser is responsible for developing the Fund’s written valuation processes and procedures, conducting periodic reviews of the valuation policies, and evaluating the overall fairness and consistent application of the valuation policies. The Board Valuation Committee has authorized the Adviser to oversee the implementation of the Fund’s Board approved valuation procedures by the Administrator. The Adviser Valuation Committee is comprised of various Fund personnel which include members from the Fund’s portfolio management and operations groups. The Adviser Valuation Committee is responsible for developing the Fund’s written valuation processes and procedures, conducting periodic reviews of the valuation policies, and evaluating the overall fairness and consistent application of the valuation policies.The Adviser Valuation Committee meets on an as needed basis, to determine the valuations of the Fund’s Level 3 investments Fund valuations are required to be supported by market data, industry accepted third-party valuation models, or other methods the Adviser Valuation Committee deems to be appropriate, including the use of internal proprietary valuation models.

The following table is a summary of quantitative information about significant unobservable valuation inputs for Level 3 fair value measurements for investments held as of August 31, 2012.

	Fair Value as of August 31, 2012	Valuation Basis at August 31, 2012	Valuation Technique(s)	Unobservable Input(s)
Type of Assets

Master Limited Partnerships and Related Companies
Capital Product Partners, L.P.	$5,726,558	Market approach	Third Party Model (using publicly traded common shares for inputs)	Discount rates, volatility, stock spread, credit spread and issue yield

Off-Gas Partners QP, L.P.	700,000	Market approach	Enterprise value of underlying entity	Comparable fair values of underlying assets

Total Investments	$6,426,558

The Fund discloses transfers between levels based on valuations at the end of the reporting period. There were no transfers between Levels 1, 2 or 3 that occurred as of August 31, 2012, based on levels assigned on May 31, 2012.

The following is a reconciliation of Level 3 investments based upon the inputs used to determine fair value:

	Balance as of May 31, 2012	Gross Purchases	Gross Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Balance as of August, 31 2012
Master Limited Partnerships and Related Companies
Natural Gas Gathering/Processing	$—	$700,000	$—	$—	$—	$700,000
Shipping	—	5,599,998	—	—	126,560	5,726,558

Total Investments	$—	$6,299,998	$—	$—	$126,560	$6,426,558

The change in unrealized appreciation/(depreciation) from Level 3 investments held at August 31, 2012, is $126,560.

Salient Midstream & MLP Fund

Notes to Consolidated Schedule of Investments, continued

August 31, 2012

(Unaudited)

(4) RESTRICTED SECURITIES

A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the “1933 Act”) or an exemption from the registration requirements of the 1933 Act. The restricted securities held at August 31, 2012 are identified below and are also presented in the Fund’s Consolidated Schedule of Investments.

Security	% of Net Assets	Acquisition Date	Acquisition Cost	Shares/Units	Fair Value
Capital Product Partners, L.P.	3.1%	6/4/12	$5,599,998	622,222	$5,726,558
DCP Midstream Partners, L.P.(1)	3.4%	7/2/12	5,500,012	154,712	6,454,584
Teekay Offshore Partners, L.P.(2)	6.4%	5/25/12	11,514,508	435,002	12,088,707

(1)	On September 14, 2012 this security was no longer restricted.
(2)	On October 1, 2012 this security was no longer restricted.

(5) CREDIT FACILITY

The Fund maintains a line of credit agreement (the “Agreement”) with Bank of America Merrill Lynch which provides a secured revolving $71,000,000 credit facility. Borrowings under the Agreement are secured by investments, as detailed, in the Fund’s Consolidated Schedule of Investments. The Agreement provides for a commitment fee of 0.25% on undrawn amounts above a certain threshold plus interest accruing on any borrowed amounts at the one month London Interbank Offered Rate (LIBOR) plus 0.75%. The current credit facility agreement expires on June 25, 2013.

The Subsidiary maintains a line of credit agreement (the “Sub Agreement”) with Bank of America Merrill Lynch which provides a secured revolving $24,000,000 credit facility. Borrowings under the Sub Agreement are secured by investments, as detailed, on the Fund’s Consolidated Schedule of Investments. The Sub Agreement provides for a commitment fee of 0.25% on undrawn amounts above a certain threshold plus interest accruing on any borrowed amounts at the one-month London Interbank Offered Rate (LIBOR) plus a spread of 0.75% per annum. The current credit facility agreement expires on June 25, 2013.

(6) FEDERAL INCOME TAXES

The Fund’s tax cost as of August 31, 2012, was $220,743,861, resulting in accumulated net unrealized appreciation of $13,936,240, consisting of $15,834,529 in gross unrealized appreciation and $1,898,289 in gross unrealized depreciation.

(7) RISK CONSIDERATIONS

The following summary of certain common principal risk footnotes is not meant to be comprehensive of all the Fund’s risks.

Salient Midstream & MLP Fund

Notes to Consolidated Schedule of Investments, continued

August 31, 2012

(Unaudited)

General Market Risk

An investment in the Fund’s common shares represents an indirect investment in the securities owned by the Fund, some of which will be traded on a national securities exchange or in the over-the-counter markets. The value of the securities in which the Fund invests, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of the securities in which the Fund invests may affect the value of the Fund’s common shares. An investment in the Fund’s common shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of the Fund’s distributions.

Concentration Risk

The Fund’s investment portfolio will be concentrated in MLPs and midstream companies. The focus of the portfolio on a specific industry or industries within the midstream sector may present more risks than if the portfolio was broadly diversified over numerous sectors of the economy. A downturn in one or more industries within the midstream sector would have a larger impact on the Fund than on an investment company that does not concentrate solely in MLPs and midstream companies. To the extent that the Fund invests a relatively high percentage of the Fund’s assets in the obligations of a limited number of issuers, the Fund may be more susceptible than a more widely diversified investment company to any single economic, political or regulatory occurrence.

Leverage Risk

Financial leverage represents the leveraging of the Fund’s investment portfolio. The use of leverage can amplify losses. Unless the income and capital appreciation, if any, on securities acquired with the proceeds from financial leverage exceed the costs of such financial leverage, the use of leverage could cause the Fund’s net asset value to decline. When financial leverage is used, the net asset value and market value of the Fund’s common shares will be more volatile. There is no assurance that the Fund’s use of financial leverage will be successful.

Derivatives Risk

The Fund may purchase and sell derivative instruments (including options, futures contracts and swap agreements). The use of derivatives has risks, including high price volatility, government intervention, non-performance by the counterparty, the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or the illiquidity of the derivative investments. Furthermore, the ability to successfully use these techniques depends on the Adviser’s ability to predict pertinent market movements, which cannot be assured. The use of derivatives may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that the Fund might otherwise sell. In addition, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to derivative transactions are not otherwise available to the Fund for investment purposes.

Item 2.	Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-Q is (i) accumulated and communicated to the investment company’s management, including its certifying officers, to allow timely decisions regarding required disclosure; and (ii) recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s first fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3.	Exhibits.

Certifications pursuant to Rule 30a-2(a) under the 1940 Act are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Salient Midstream & MLP Fund

By (Signature and Title)	/s/ Gregory A. Reid
Gregory A. Reid
President and Chief Executive Officer

Date: October 22, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gregory A. Reid
Gregory A. Reid
President and Chief Executive Officer

Date: October 22, 2012

By (Signature and Title)	/s/ John E. Price
John E. Price
Principal Financial Officer

Date: October 22, 2012